                    OPPENHEIMER PRINCIPAL PROTECTED TRUST

                     ACTION BY UNANIMOUS WRITTEN CONSENT
                           OF THE BOARD OF TRUSTEES

                                 IN LIEU OF A

                       MEETING OF THE BOARD OF TRUSTEES

      The  undersigned,  being all of the  Trustees of  Oppenheimer  Principal
Protected  Trust (the  "Trust") do hereby  consent to and adopt the  following resolutions  with the same force and effect as if  presented to and adopted at a meeting of the Board of Trustees of the Fund:

      WHEREAS,  the  Trustees  of the  Trust  find it  desirable  to elect the below-named  individuals as Trustees of the Trust, and that Messrs. Zack and  Molleur,  as initial  Trustees of the Fund,  will resign from their positions as Trustees upon the  effectiveness of this Unanimous  Written
      Consent, it is

      RESOLVED,  that the  following  individuals,  having  agreed to serve as
      Trustees,  be and hereby are elected as  Trustees of the Fund,  to serve in said office until their successors are elected and shall qualify:

William L. Armstrong
George C. Bowen
Robert J. Malone

/s/ Denis R. Molleur          /s/ John V. Murphy            /s/ Robert G. Zack
---------------------   --------------------    --------------------
Denis R. Molleur, Trustee                       John V. Murphy, Trustee
Robert G. Zack, Trustee

Date: March 13, 2003

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Oppenheimer Principal Protected Trust, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  March 13, 2003

/s/ William L. Armstrong
----------------------------------
William L. Armstrong

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Oppenheimer Principal Protected Trust, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Senior Floating Rate Fund,
Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., and
Oppenheimer Variable Account Funds, (the "Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to
Registration Statements) under the Securities Act of 1933, the Investment
Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  March 13, 2003

/s/ George C. Bowen
---------------------------------
George C. Bowen

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Robert G. Zack and Katherine P. Feld his true and lawful attorneys-in-fact and agents, and each of them, with full power of substitution and resubstitution, for him in his capacity as an Officer and Trustee/Director of
Centennial America Fund, L.P., Centennial California Tax Exempt Trust,
Centennial Government Trust, Centennial Money Market Trust, Centennial New
York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Capital
Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund,
Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer
International Bond Fund, Oppenheimer Limited-Term Government Fund,
Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity
Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Municipal Fund,
Oppenheimer Principal Protected Trust, Oppenheimer Real Asset Fund,
Oppenheimer Select Managers, Oppenheimer Strategic Income Fund, Oppenheimer
Total Return Fund, Inc., and Oppenheimer Variable Account Funds, (the
"Funds") to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the
Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:  March 13, 2003

/s/ Robert J. Malone
-------------------------------
Robert J. Malone